EXHIBIT 10.12 (a)


                        PHARMACEUTICAL FORMULATIONS, INC.
                                AND SUBSIDIARIES
                             1994 STOCK OPTION PLAN
                             ADOPTED AUGUST 30, 1994
                           AMENDED SEPTEMBER 19, 1997

I. GENERAL PROVISIONS

          1. PURPOSE OF THE PLAN. This stock option plan (the "Plan") of Pharmaceutical Formulations, Inc. and its subsidiaries (the "Company"), is intended to provide incentives to employees and officers of the Company. The Plan is also intended to encourage such persons to accept or continue employment, and to attract to the Company individuals of experience and ability. This Plan provides opportunities for such persons to purchase shares of common stock of the Company pursuant to (i) Incentive Stock Options of the Company; and
(ii) Nonqualified Stock Options of the Company.

          2. DEFINITIONS.

                 (a) "Board of Directors" shall mean the Board of Directors of the Company.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor tax law.

                 (c) "Change of Control" shall be deemed to have occurred if (i) any "person" or group of "persons" (as the term "person" is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) ("Person"), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) the beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company; (ii) during any period of twelve months, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election or nomination was approved by the directors in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority thereof; (iii) a Person acquires beneficial ownership of stock of the Company that, together with stock held immediately prior to such acquisition by such Person. possesses more than 50% of the total fair market value of total voting power of the stock ("50% Ownership") of the Company, unless the additional stock is acquired by a Person possessing, immediately prior to such acquisition, beneficial ownership of 40% or more of the Common Stock; or (iv) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total fair market value equal to or more than one-third of the total fair market value of all of the assets of the Company immediately prior to such acquisition. Notwithstanding the foregoing for purposes of clauses (i) and (ii), a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Company is not transferred from a person to another person; and for purposes of clause (iv), a Change in Control will not be deemed to occur if the assets of the Company are transferred: (A) to a shareholder in exchange for his stock, (B) to an entity in which the Company has (directly or indirectly) 50% ownership, or (C) to a Person that has (directly or indirectly) at least 50% ownership of the Company with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% Ownership.

                 (d) "Committee" shall mean the Stock Option Plan Committee of the Board of Directors of the Company, or any other committee appointed by the Board.

                 (e) "Common Stock" shall mean shares of the common stock of the Company.

                 (f) "Date of Grant" has the meaning set forth in SECTION 7(A).

                 (g) "Disability" shall mean the condition of an employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                 (h) "Employee" shall mean an individual (who may be an officer or a director) employed by the Company (within the meaning of Section 3401 of the Code and the regulations promulgated thereunder).

                 (i) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Committee, at which an Option may be exercised.

                 (j) "Fair Market Value" of a Share as of a specified date shall mean the closing price of a Share on the principal securities exchange or NASDAQ on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange or on NASDAQ, Fair Market Value snail be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the date Immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee or the Board.

                 (k) "Incentive Stock Option" shall mean an option to purchase Common Stock of the Company within the meaning of Section 422A(b) of the Code.

                 (l) "Key Employee" shall mean employees of the Company who are not officers of the Company or members of the Board of Directors of the Company.

                 (m) "Nonqualified Stock Option" shall mean an option to purchase Common Stock of the Company not in conformity with Section 422A(b),
Section 422(b), Section 423(b) or Section 424(b) of the Code.

                 (n) "Option" shall mean a stock option granted pursuant to the Plan.

                 (o) "Option Agreement" shall mean any agreement to provide Options under the Plan.

                 (p) "Optionee" shall mean an Employee to whom an Option has been granted.

                 (q) "Plan" shall mean this 1994 Stock Option Plan

                 (r) "Purchase Price" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

                 (s) "Share" shall mean a share of Common Stock.

                 (t) "Subsidiary" shall mean any corporation which at the time of the granting of an Option qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 425(n of the Code, or any similar provision hereinafter enacted.

                 (u) "Ten Percent Shareholder" shall mean an individual who owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company.

          3. EFFECTIVE DATE. This Plan shall become effective on the date of its adoption by the Board; provided, however, that the Plan shall automatically terminate and all Options granted under the Plan shall be deemed null and void for all purposes in the event that, within one year from the date of the adoption of the Plan by the Board, the Plan shall not have been approved by the holders of a majority of outstanding Common Stock.

          4. STOCK SUBJECT TO THE PLAN.

                  (a) Subject to adjustments in accordance with SECTION 9 hereof, one million (1,000,000)1 Shares are reserved for issuance upon the exercise of the Options granted under this Plan. Upon the exercise of Options, the Company may either issue authorized but unissued Shares of Common Stock or transfer Shares of Common Stock held in its treasury.

                  (b) In the event that any outstanding Option under the Plan for any reason expires or is terminated prior to the end of the period during which the Option may be exercised, the Shares allocable to the unexercised portion of such Option may again be subjected to Options under the Plan.

          5. ADMINISTRATION.

                 (a) The Plan shall be administered by the Committee. The Committee shall consisting of not less than two directors of the Company appointed by the Board of Directors, which members shall, to the extent that such persons are available, be "nonemployee directors" (as defined below). A member of the Board shall be deemed to be a non-employee director only if he or she satisfies (a) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended, and (b) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m) (4)(C) of the Code. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be non-employee directors, who may administer the Plan with respect to recipients who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may make grants under the Plan to such recipients and may determine all terms of such grants. If the Company does not have at least two directors who satisfy the non-employee director standard, as defined above, awards granted under the Plan may not qualify under Rule 16b-3 or be deemed to be performance-based compensation under regulations issued pursuant to Section 162(m) of the Code. The Board may at any time remove any member of the Committee with or without cause. Any vacancy occurring in the membership of the Committee shall be filled by appointment by the Board.

                  (b) Subject to the provisions of the Plan, the Committee shall have the power to (a) authorize the granting of Options; (b) determine and designate from time to time those employees of the Company to whom Options are to be granted; provided, however, that no employee who is at the time of grant a Ten Percent Shareholder, shall be eligible to receive any Incentive Option under the Plan except as may be permitted by Section 422A of the Code; (c) determine the number of shares subject to each Option: (d) determine whether said Option is to be considered an Incentive Option or a Nonqualified Option; and (e) determine the time or times and the manner when each Option shall be exercisable and the duration of the exercise period. No director of the Company who is not also an employee of the Company shall be entitled to receive any Option under the Plan. The Committee may Condition the grant of any Option on the surrender of any option under this or any other plan.

                  (c) The Board or the Committee shall have authority to interpret and construe the Plan or any provision thereof, or any agreements entered into pursuant to the Plan, and to make determinations with respect thereto. The Board or the Committee may also prescribe, amend or rescind rules and regulations relating to the Plan and make all other determinations necessary or advisable for the administration of the Plan. Any interpretation, determination or other action made or taken by the Board or the Committee shall be made in accordance with its judgment as to the best interests of the Company and its shareholders, in accordance with the purposes of the Plan and shall be final, binding and conclusive. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

                  (d) The Board or the Committee may authorize the modification, extension or renewal of any Option outstanding under the Plan, or accept the exchange of outstanding Options (to the extent not theretofore exercised) for the granting of new Options in substitution therefor, when, and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan, provided that. notwithstanding the foregoing, no such modification of an Option shall, without the consent of the Optionee, increase the Purchase Price set forth in such Option, except for antidilution adjustments made in accordance with SECTION 9 hereof, or alter or impair any rights or obligations under an Option, theretofore granted under the Plan.

                  (e) The Committee small determine the nature and extent of the restrictions, if any, to be imposed on the exercise of the Option and/or on the Shares which may be purchased under each Option. Such restrictions may include, without limitation, the right of the Company to repurchase Shares which have been purchased under an Option in the event that the Optionee's employment by the Company or any subsidiary terminates during the Option Period

                  (f) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

                  (g) No member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option awarded under it.

                  (h) In addition to such other rights of indemnification as they may have as directors or otherwise, the Board and the members (and former members) of the Committee shall be indemnified and held harmless by the Company against any costs and expenses (including attorney's fees, which fees may be advanced by the Company) actually incurred in connection with defense of any action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, unless arising out of such members or former members own fraud or bad faith, and against ail amounts paid ,by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of judgment in any action, suit or proceeding, provided that the indemnification provided therein shall be effective so long as, within 60 days after institution of any such action, suit or proceeding, the member of the Committee shall in writing offer the Company the opportunity, at its own expense, to handle and defend such action, suit or proceeding.

                  (i) The maximum number of Shares which may be the subject of Options granted to any individual in any calendar year shall not exceed 300,000 (three hundred thousand) Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, that the counting of Shares subject to Options granted under the Plan against the number of Shares available for further Options shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act; and provided, further, that with respect to any Option granted to any person who is a "covered employee" as defined in
Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder that is canceled, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such Eligible Person.

II.      INCENTIVE STOCK OPTIONS

          6. ELIGIBILITY FOR PARTICIPATION.

                  (a) Incentive Stock Options may be granted to Employees of the Company. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options.

         7. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options granted pursuant to the Plan shall be evidenced by written agreements in such form as the Board or the Committee shall from time to time determine, which agreements shall comply with and be subject to the following terms and conditions:

                  (a) DATE OF GRANT. Each Incentive Stock Option shall specify its effective date (the "Date of Grant") which snail De the date specified by the Board or the Committee, as the case may be, in its action relating to the grant of the Option. Any grant of Incentive Stock Options made prior to obtaining the approval of the Plan by the shareholders of the Company shall be made contingent upon receiving said shareholder approval within one (1) year from August 30, 1994. Incentive Stock Options may be granted pursuant to the Plan until the termination of the Plan on August 29, 2004.

                  (b) OPTION AGREEMENT. The Option Agreement shall be subject to the terms and conditions contained in this SECTION 7.

                  (c) NUMBER OF SHARES. Each Incentive Stock Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of SECTION 9 hereof.

                  (d) INCENTIVE STOCK OPTION PERIOD. Incentive Stock Options shall become exercisable at such time or times as the Board or the Committee shall determine. Each Incentive Stock Option agreement shall specify the period for which the Option thereunder is granted and provide that the Option shall expire at the end of such period. In no case shall such period exceed ten years from the Date of Grant or, in the case of an Option granted to a Ten Percent Shareholder, five years from the Date of Grant. No options granted to executive officers, directors and Ten Percent Shareholders may be exercised in part or in full prior to the later of six months from the date of grant of the Option or six months from date of approval of the Plan by the shareholders of the Company.

                  (e) EXERCISE PRICE. Each Incentive Stock Option shall state the Exercise Price, which price shall be determined as set forth in SECTION 6(F) below.

                  (f) INCENTIVE STOCK OPTION PRICE. The Exercise Price shall be determined by the Board or the Committee at the time any Incentive Stock Option is granted, and shall not be less than (i) one hundred percent (100%) of the Fair Market Value of a Share at the time the Option is granted. or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, not less than one hundred and ten percent (110%) of the Fair Market Value of one Share on the Date of Grant as determined by the Committee.

                  (g) EXERCISE OF INCENTIVE STOCK OPTION.

                           (i) Subject to SECTIONS 7(D) AND 7(G)(II) below, each
                  Incentive Stock Option shall become exercisable immediately or in one or more installments at the time or times and upon the satisfaction of such conditions as may be provided in the Option Agreement.

                           (ii) In the event of a Change of Control of the
                  Company, all Incentive Stock Options shall become immediately exercisable.

                 (h) MANNER OF EXERCISE. Upon the exercise of an Incentive Stock Option, the Purchase Price shall be payable (i) in United States dollars by personal check, bank draft, or money order payable to the order of the Company, or (ii) with the consent of the Board or the Committee, by the delivery or attestation to the ownership of Shares with a Fair Market Value on the date of exercise equal to the Purchase Price, or (iii) by a combination of the methods described in (i) and (ii). The Option Agreement will describe the method of exercising the Incentive Stock Option and payment of the Purchase Price. No Shares shall be issued until full payment therefor has been made.

                  (i) LIMITATION ON INCENTIVE STOCK OPTIONS. In the case of each Incentive Stock Option granted to an employee the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which any Incentive Stock Options are exercisable for the first time by such employee during any calendar year (under all plans of the Company, and any subsidiary company thereof) may not exceed $100,000. Options with respect to which no designation is made by the Committee shall be deemed to be Incentive Stock Options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.

                  (j) RESTRICTION ON DISPOSITION OF SHARES. To qualify as an Incentive Stock Option, no disposition of Shares issued to the Optionee pursuant to the exercise of an Incentive Stock Option shall be made by the Optionee within two (2) years from the Date of Grant, or within one (1) year after the transfer of such Shares to him.

                  (k) TERMINATION OF EMPLOYMENT In the event that an Optionee's employment by the Company is terminated due to death, disability, retirement, or any other reason, the following provisions shall apply as the case may be:

                           (i) DEATH OF OPTIONEE. If an Optionee dies, any
                  Option previously granted to the Optionee may be exercisable by the personal representative or administrator of the deceased Optionee's estate, or by any trustee, heir, legatee or beneficiary who shall have acquired the Option directly from the Optionee by will or by the laws of descent and distribution at any time or times within three (3) months after the Optionee's death. provided that the deceased Optionee was entitled to exercise such Option at the time of such death and provided that any exercise must occur. within the period of time that the decedent, if alive, could have exercised the Option.

                           (ii) RETIREMENT. if an Optionee's employment with the
                  Company terminates by reason of retirement any Option previously granted to such Optionee shall be exercisable within three (3) months after the date of such termination. provided that the Option was exercisable at the time of such termination by retirement and provided that any exercise must occur within the period of time that the Option originally was exercisable. However, if the Optionee dies within three months after the termination by retirement, any unexercised Incentive Stock Option, to the extent to which it was exercisable at the time of such death shall thereafter be exercisable in accordance with SECTION 7(K)(I).

                          (iii) DISABILITY. If an Optionee becomes "disabled" as
                    that term is defined in SECTION 2(G) hereof and at the time of such disability, the Optionee is entitled to exercise such Option, the Optionee shall have the right to exercise such Option within one year after such disability, provided that the Option was exercisable at the time of such disability and provided that any exercise must occur within the period of time that the Option originally was exercisable. However, if the Optionee dies within one year after termination by disability, any unexercised Incentive Stock Option, to the extent to which it was exercisable at the time of such death, shall thereafter be exercisable in accordance with SECTION 7(K)(I)

                          (iv) OPTIONEE'S TERMINATION. If an Optionee's
                    employment by the Company is terminated for any reason other than death, retirement, disability, or for cause, any option previously granted to the Optionee shall be exercisable within thirty (30) days after the date of such termination, provided that the Option was exercisable at the time of such termination and provided that any exercise must occur within the period of time that the Option originally was exercisable. However, if the Optionee dies within thirty
                    (30) days after the termination, any unexercised Option, to the extent to which it was exercisable at the time of such death, shall thereafter be exercisable in accordance with
                    Section 7(k)(i). if an Optionee's employment by the Company is terminated for cause, the existence of which shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), any Option previously granted to the Optionee shall immediately terminate upon such termination.

                 (l) NONTRANSFERABILITY OF INCENTIVE STOCK OPTION. No Incentive Stock Option granted under the Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Incentive Stock Option shall be exercisable only by the Optionee.

III.     NONQUALIFIED STOCK OPTIONS

          8. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS.

                  (a) GRANT OF NONQUALIFIED STOCK OPTIONS. Each Option shall specify its Date of Grant, which shall be the date specified by the Board or the Committee, as the case may be, in its action relating to the grant of the Option. Any grant of Options made prior to obtaining the approval of the Plan by the shareholders of the Company shall be made contingent upon receiving shareholder approval from within one (1) year of August 30, 1994. Nonqualified Stock Options may be granted pursuant to the Plan until the termination of the Plan on August 29, 2004. Nonqualified Stock Options may be granted under this Plan to any Employee of the Company, at such times and for such number of Shares as the Board or the Committee shall designate.

                 (b) OPTION AGREEMENT. The Option Agreement shall be subject to the terms and conditions contained in this SECTION 8.

                  (c) NUMBER OF SHARES. Each Nonqualified Stock Option shall state the number of Shares to which it pertains and shall provide for the adjustments thereof in accordance with the provisions of SECTION 9 hereof

                  (d) NONQUALIFIED STOCK OPTION PERIOD. Nonqualified Stock Options shall become exercisable at such times as the Board or the Committee may decide. Each Nonqualified Stock Option agreement shall specify the period for which the Option thereunder is granted and provide that the Option shall expire at the end of such period In no case shall such period exceed ten years from the Date of Grant.

                  (e) EXERCISE PRICE. Each Option shall state the Exercise Price, which price shall be determined as set forth in SECTION 8(F) below.

                 (f) NONQUALIFIED STOCK OPTION PRICE. The Exercise Price shall be determined by the Board or the Committee at the time the Nonqualified Stock Option is granted and may be less than, equal to or greater than the Fair Market Value of one Share of Common Stock on the date the Option is granted.

                 (g) EXERCISE OF NONQUALIFIED STOCK OPTION.

                           (i) Subject to SECTION 8(G)(II) below, each
                  Nonqualified Stock Option shall become exercisable immediately or in one or more installments at the time or times and upon the satisfaction of such conditions as may be provided in the Option Agreement:

                           (ii) In the event of a Change of Control of the
                  Company, all Nonqualified Stock Options shall become immediately exercisable.

                 (h) MANNER OF EXERCISE. Upon the exercise of an Option, the Purchase Price shall be payable (i) in United States Dollars by personal check, bank draft, or money order payable to the order of the Company, or (ii) with the consent of the Board or the Committee, by the delivery or attestation to the ownership of Shares of Common Stock of the Company with a Fair Market Value equal to the Purchase Price, or (iii) by a combination of the methods described in (i) and (ii). The Option Agreement will describe the methods of exercising the Option and payment of the Purchase Price. No Shares shall be issued until full payment therefor has been made.

                  (i) TERMINATION OF EMPLOYMENT. In the event that an Optionee's employment by the Company is terminated due to death, disability, retirement, or any other reason, the following provisions shall apply as the case may be:

                           (A) DEATH OF OPTIONEE. If an Optionee dies, any
                  Option previously granted to the Optionee may be exercisable by the personal representative or administrator of the deceased Optionee s estate, or by any trustee, heir, legatee or beneficiary who shall have acquired the Option directly from the Optionee by will or by the laws of descent and distribution at any time or times within one (1) year after the Optionee's death, provided that the deceased Optionee was entitled to exercise such Option at the time of such death and provided that any exercise must occur within the pence of time that the decedent, if alive, could have exercised the option.

                           (B) RETIREMENT. If an Optionee's employment with the
                  Company terminates by reason of retirement, any Option previously granted to such Optionee shall be exercisable within three (3) months after the bate of such termination, provided that the Option was exercisable at the time of such termination by retirement and provided that any exercise must occur within the period of time that the Option originally was exercisable. However, if the Optionee dies within three (3) months after the termination by retirement, any unexercised Option, to the extent to which it was exercisable at the time of such death shall thereafter be exercisable in accordance with SECTION 8(I)(A).

                           (C) DISABILITY. If an Optionee becomes disabled as
                  that term is defined in SECTION 2(9) hereof, and at the time of such disability the Optionee is entitled to exercise such Option, the Optionee shall have the right to exercise such Option within one year after such disability, provided that the Option was exercisable at the time of such disability and provided that any exercise must occur within the period of time that the Option Originally was exercisable. However, if the Optionee dies within one year after termination by disability, any unexercised Option, to the extent to which it was exercisable at the time of such death, shall thereafter be exercisable in accordance with SECTION 8(I)(A).

                           (D) OPTIONEE'S TERMINATION. If an Optionee's
                  employment by the Company is terminated for any reason other than death, retirement, disability or cause, any Option previously granted to him shall be, exercisable within thirty
                  (30) days after the date of such termination, provided that the Option was exercisable at the time of such termination and provided that any exercise must occur within the period of time that the Option was exercisable. However, if the Optionee dies within thirty (30) days after the termination, any unexercised Option, to the extent to which it was exercisable at the time of such death, shall thereafter be exercisable in accordance with Section 8(i)(A). if an Optionee's employment with the Company IS terminated for cause, the existence of which shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), any Option previously granted to the Optionee shall thereupon terminate.

                  (j) NONTRANSFERABILITY OF OPTION. No Nonqualified Stock Option granted under this Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Nonqualified Stock Options shall be exercisable only by the Optionee

IV.      MISCELLANEOUS PROVISIONS

          9. RECAPITALIZATION.

                 (a) In the event that the outstanding Shares which are eligible for the granting of Options hereunder, or subject to Options theretofore granted, shall at any time be changed or exchanged by declaration of a stock dividend, split-up, subdivision or combination of Shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of Shares subject to the Plan or subject to any Options previously granted, and the Exercise Prices, shall be appropriately and equitably adjusted. so as to maintain the proportionate number of Shares without changing the aggregate Purchase Price.

                 (b) Except as heretofore expressly provided in this SECTION 9, the Optionee shall have no rights by reason of any subdivision or consolidation of Common Stock or stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution,- liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, any issue by the Company of shares of any class or securities convertible into Shares of any Class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

                 (c) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         10. SUBSTITUTION OR ASSUMPTION OF OPTIONS. Notwithstanding any provision of the Plan to the contrary (but subject to the provisions of SECTION
3), by action of the Board, the Company may as an incident to or by reason of any corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, substitute new Options on Common Stock of the Company for Options granted by another employer to its employee on stock of such employer or may assume Options granted by another employer to its employees, at such purchase prices and under such conditions, as may be permitted by Section 425(a) of the Code, and the Board or the Committee is hereby expressly authorized to take such action as may be required to effectuate any such issuance or assumption. Shares subject to any Option so issued or assumed shall be charged against the total number of Shares available for issuance under the Plan.

         11. USE OF PROCEEDS. Proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

         12. SECURITIES LAW REQUIREMENTS.

                  (a) No Shares shall be issued upon the exercise of any Option unless and until the Company has determined that:

                           (i) it and the Optionee have taken all actions
                  required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or perfect an exemption from the registration requirements thereof

                           (ii) any applicable listing requirements of any stock
                  exchange on which the Common Stock is listed (or similar requirement of Nasdaq) have been satisfied; and

                           (iii) any other applicable provision of state or
                  federal law has been satisfied.

                  Nothing herein is deemed nor shall be construed to confer any registration rights upon the Optionee for an Option or the Shares, and, except as set forth to the contrary in the Option Agreement, no such registration right with respect to any Option or Share is provided to any Optionee by the Company.

                  Without limiting the generality of the foregoing, the Company may require from the Optionee, upon exercise, such investment representations or agreements, if any, as counsel for the Company may consider necessary to comply with federal and state securities laws before issuing Shares.

                 (b) Unless the offering of such Shares is registered under the Act, all Shares acquired by an Optionee upon exercise of an Incentive Stock Option or Nonqualified Stock Option granted under the Plan and issued by the Company shall be deemed to be "restricted securities" as defined in Rule 144 promulgated under the Act and may be subject to stop orders, and the certificate evidencing such Shares shall contain a legend substantially as follows:

                  "The securities presented by this Certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

          13. ADDITIONAL RIGHTS.

                  (a) NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder of the Company with respect to any Shares subject to an Incentive Stock Option or a Nonqualified Stock Option prior to the date of issuance to such Optionee of a certificate or certificates for such shares.

                  (b) NO RIGHT TO CONTINUED EMPLOYMENT. The Options granted under this Plan shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

                 (c) NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon the Optionee to exercise the Option.

          14. AMENDMENTS.

                  (a) Insofar as permitted by law, the Board of Directors may amend, alter, suspend, abandon or terminate the Plan, but no amendment, alteration, suspension or abandonment shall be made which would impair the rights of any Optionee under any Options previously granted, without the Optionee's consent, or which (except for the adjustments under SECTIONS 9 AND 10 above), without the approval of the shareholders of the Company, would:

                         (i) Increase the total number of Shares issuable under
                    the Plan or to any individual employee;

                         (ii) Decrease the Exercise Price of the Common Stock on
                    the date of the granting of an Option;

                         (iii) Change the persons (or class or persons) eligible
                    to receive Options under the Plan; or

                         (iv) Amend this SECTION 14 to defeat the Plan's
                    purposes.

                 (b) Subject to the limitations set forth in this SECTION 14, the Board may make such changes and revisions in and additions to the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with Sections 421-425 of the Code and the regulations promulgated thereunder, or other applicable laws or regulations.

          15. GOVERNING LAW. This Plan shall be governed by the laws of the State of mew Jersey.

          16. WITHHOLDING. The holder of an Incentive Stock Option or a Non-Qualified Stock Option shall, upon notification of the amount due, and prior to or concurrently with delivery to such holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable federal, state, local or other tax requirements.

          17. NAME. The Plan shall be known as the Pharmaceutical Formulations 1994 Stock Option Plan.

--------
1 An increase in the number of shares subject to options under the plan from 1,000,000 to 1,500,000 was authorized by the Board of Directors on September 19, 1997 but such increase is subject to approval by the stockholders of the Company, at the Annual Meeting of Stockholders scheduled for October 15, 1997.

                                                        EXHIBIT 10.12 (B)

                            FORM OF OPTION AGREEMENT


                                           Optionee:
                                           Address:
                                           No. of Shares:

                                           PHARMACEUTICAL FORMULATIONS, INC.

                                           1994 STOCK OPTION PLAN

                                           QUALIFIED OPTION AGREEMENT

          OPTION AGREEMENT, dated , between PHARMACEUTICAL FORMULATIONS, INC., a Delaware corporation (hereinafter called the "Company"), and the employee whose name is set forth above (hereinafter called the "Optionee").

                              W I T N E S S E T H :

          WHEREAS, the Company has adopted a 1994 Stock Option Plan (the "Plan"), and pursuant to the Plan, the Board of Directors of the Company has this day granted to the Optionee an Incentive Stock Option (the "Option") to purchase the number of shares of Common Stock, par value $.08 per share, of the Company, at the Option price, all as hereinafter stated and to be subject to all of the terms and conditions set forth in the Plan; and

          WHEREAS, the Optionee is willing to accept said Option and to be bound by the terms and conditions set forth in the Plan.

          IT IS AGREED as follows:

GRANT OF OPTION: ADJUSTMENT OF SHARES COVERED BY OPTION

          1.1 By the determination of the Board the Company hereby grants to the Optionee the right and Option to purchase from the Company, upon the terms and conditions hereinafter set forth, a total of shares of Common Stock, par value $.08 per share of the Company (the "Shares"), for a cash consideration of $. per Share, exercisable for the periods set forth in paragraph 2.1 below.

          1.2 The number of Shares above stated and the purchase price thereof, shall be subject to adjustment from time to time as provided in the Plan.

OPTION PERIOD

          2.1 The Option granted hereby shall be exercisable commencing one year from the date hereof. The Option shall expire five (5) years after the exercise commencement date, subject to earlier termination as provided in the Plan.

EXERCISE OF OPTION

          3.1 The Optionee may exercise the Option (to the extent it is then exercisable) by delivering to the Company at its principal executive offices, a written notice of his or her election to exercise all or a part of the Option, which notice shall specify the date and time for the exercise of the Option; shall be duly signed by the Optionee; shall state the number of shares that the Optionee has elected to purchase and shall be accompanied by payment (i) in U.S. dollars in the manner specified by the Plan, or (ii) with the consent of the Board or the Stock Option Committee, by the delivery or attestation to the ownership, of Shares of Common Stock of the Company owned by the Optionee and having a Fair Market Value on the date of exercise equal to the Option price, or in any combination of cash and Shares, so long as the cash and/or Shares aggregates an amount equal to the full purchase price for the Shares to be purchased. The date specified in such notice shall be a business day and the time specified shall be during regular business hours of the Company. Following receipt by the Company of such notice and full payment, the Company shall issue, as soon as practicable, the Shares in the name of the Optionee and deliver the certificate therefore to the Optionee. The Company, however, is not required to issue or deliver a certificate for any Shares until it has complied with all requirements of the Securities Act of 1933 as amended, the Securities Exchange Act of 1934, any securities exchange on which the Company's stock may be listed and all applicable state laws in connection with the issuance of such Shares. Until the date of issuance of the certificate for such Shares, the Optionee shall have none of the rights of a shareholder in respect of such shares.

EMPLOYMENT

          4.1 Nothing contained in this Option Agreement shall confer upon the Optionee any right to be continued in the employ of the Company or shall prevent the Company from terminating his or her employment at any time, with or without cause. If the Optionee's employment with the Company is terminated for any reason other than for cause, this Option shall be exercisable only as to those Shares immediately purchasable by him or her at the date of termination and only for a period of thirty (30) days after such termination, or for one year in the case of permanent and total disability, or for three (3) months in the case of Optionee's death or retirement. If the Optionee's employment with the Company is terminated for cause, this Option shall terminate immediately upon such notice of termination.

          4.2 If the Optionee dies within three (3) months after termination of his or her employment by reason of retirement or within one (1) year in the case of disability, or within thirty (30) days in the case of termination without cause, that portion of this Option which was exercisable by the Optionee at the time of death shall be exercisable by his or her legal representatives or beneficiaries at any time within three (3) months after the Optionee's death.

NON-TRANSFERABILITY OF OPTION

          5.1 This Option shall not be transferable other than by will or by the laws of descent and distribution, and may be exercised during the Optionee's lifetime only by him or her.

RESTRICTION ON EXERCISE OF OPTION AND SALE OF STOCK

          6.1 No Shares of Common Stock acquired upon exercise of this Incentive Stock Option may be sold or otherwise disposed of, within the meaning of (425(c) of the Internal Revenue Code, at any time within two (2) years from the date of the granting of this Incentive Stock Option, or within one (1) year after the issuance by the Company of such Shares of Common Stock pursuant to the exercise of this Incentive Stock Option. Optionee understands that if he or she disposes of any shares received under this Incentive Stock Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were issued, he or she will be treated for federal income tax purposes as having received ordinary income (rather than capital gain income) at the time of such disposition in an amount equal to the gain on the sale of the Shares (the net proceeds realized from the sale of the Shares minus the price paid for the Shares). Optionee hereby agrees to notify the Company in writing within thirty
(30) days of any such disposition. Optionee understands that if he or she is still an Employee of the Company at the time of such disposition, the Company may have a compensation withholding obligation for tax purposes.

          6.2 This Option shall not be exercisable:

                  (a) If the exercise thereof will involve a violation of any applicable state securities law; or

                  (b) If the exercise thereof will require registration under the Securities Act of 1933, as amended, of the Shares to be purchased by the Optionee pursuant to such exercise, unless such registration is otherwise agreed to by the Company.

          6.3 The Optionee acknowledges that the Option and underlying Shares are not transferable without compliance with registration requirements of the federal and state securities laws; that the Optionee has no right to transfer either the Option or the underlying Shares; that he or she has no registration rights to transfer or otherwise dispose of the Options or underlying Shares and the Shares underlying the Option are being issued pursuant to a non-public offering exemption under the Securities Act of 1933, as amended and will have a legend on the face thereof indicating the restrictive nature of the Shares and that the Shares are subject to this Agreement; and will have stop transfer instructions issued against the Shares.

          6.4 At the time of any exercise of this Option, the Company may require that Optionee represent and agree with the Company in writing that he or she is acquiring the Shares in respect of which the Option is being exercised, for the purpose of investment and not for the purpose of distribution.

          6.5 The Optionee agrees that he or she will not sell or otherwise dispose of any Shares purchased by him or her pursuant to the exercise of all or any portion of this Option at any time under circumstances which would require the filing of a registration statement in respect of such Shares under the provisions of the Securities Act of 1933, as amended, unless otherwise agreed to by the Company.

INCORPORATION OF PLAN

          7.1 The Option granted hereby is subject to, and governed by, the terms and conditions of the Plan, which are hereby incorporated by reference. This Option Agreement, including the Plan incorporated by reference herein, is the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

          If at any time after the date of grant of this Option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its Shares into a different number or kind or class of shares or other securities or property, then the number of Shares covered by this Option and the price of each such Share shall be proportionately adjusted for any such change by the Board of Directors or the Stock Option Committee whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated and the price per Share of the remaining Shares subject to this Option shall be adjusted accordingly.


REGISTRATION

          9.1 REGISTRATION OF OPTION COMMON STOCK. If the Company shall at any time and from time to time after the date hereof propose the registration under the Securities Act of 1933 (which Act, together with any similar Federal Statute in force in the future, is hereinafter referred to as the "Act") of any securities of the Company (other than on a Form S-4 or S-8 under the Act or related to a "rights" offering to stockholders or in connection with a call of outstanding debentures) or the Company receives a written request for a registration of its common stock from a holder of such stock entitled thereto (other than the Optionee), the Company shall give written notice of' such proposed registration to the holder and will permit the Optionee to offer for sale, sell or otherwise dispose of such number of shares of Option Common Stock (as such term is defined below) as the Optionee, by written notice (delivered to the Company within 30 days of the Optionee's receipt of the notice of the proposed registration) specifies, by including such shares of Option Common Stock in the proposed registration. For purposes of this Option, "Option Common Stock" shall mean shares of Common Stock issued or issuable upon the exercise of this Option.

          9.2 COSTS AND EXPENSES. The Optionee shall bear all costs and expenses of any registrations and qualifications pursuant to SUBSECTION 9.1 directly attributable to the inclusion in any such registration of any Option Common Stock. The Company, however, shall bear all costs and expenses attributable to any such registration which the Company would have borne had no Option Common Stock been included therein.

          9.3 INDEMNIFICATION. The Company shall indemnify and hold harmless the Optionee and any underwriter (as defined in the Act) for such Optionee, and each person, if any, who controls the Optionee or underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which such Optionee or underwriter or controlling person may be subject, insofar as such losses, claims, damages or liabilities, joint or several, to which such Optionee or underwriter or controlling person may be subject, are caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which shares of Option Common Stock were registered under the Act, or qualified under the Blue Sky laws of applicable jurisdictions, pursuant to this SECTION 9, any prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement or omission based upon and made in conformity with information furnished to the Company in writing by the Optionee or by any underwriter for the Optionee expressly for use therein, in which case the Optionee shall indemnify, hold harmless and defend the Company against all such losses, claims, damages or liabilities.

          9.4 LEGEND. The Company shall imprint on all certificates representing shares of Option Common Stock, or shares issued in substitution or exchange therefor, the following legend:

                  "The securities presented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

          9.5 ADDITIONAL ACTS. The Optionee shall take all actions, as may be required by the Company, to comply with all applicable rules and regulations promulgated pursuant to the Act and the Securities Exchange Act of 1934, as amended.

          9.6 REGISTRATION OF OPTION. Notwithstanding anything to the contrary in this Agreement, SUBSECTIONS 9.1 THROUGH 9.4 shall not be applicable to the extent the offering of the Option Common Stock is registered with the Securities and Exchange Commission under Form S-8 and such registration is effective.

NOTICES

          Any notice to be given by the Optionee hereunder shall be sent to the Company at its principal executive office, and any notice from the Company to the Optionee shall be sent to the Optionee at his or her address set forth above; all such notices shall be in writing and shall be delivered in person or by registered or certified mail. Either party may change the address to which notices are to be sent by notice in writing given to the other in accordance with the terms thereof.

GOVERNING LAW

          11.1 The parties hereto hereby acknowledge and agree that the Option granted hereby is granted in the State of New Jersey and any Shares issued upon exercise of the Option will be issued in the State of New Jersey. This Agreement, as well as the grant of such Option and issuance of such Shares, is and shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed entirely within such State.

MISCELLANEOUS

          12.1 This Option Agreement shall be binding upon and inure to the benefit of the Company and its successors and upon the Optionee and his or her successors, assigns, including without limitation the estate of the Optionee and the executors, administrators and/or trustees of such estate, or representative of any such Optionee.

          12.2 This Option Agreement shall become effective as of the date hereof and, unless sooner terminated, shall remain in effect for a period of six
(6) years from the date hereof. This Option Agreement may be terminated at any time by mutual consent of the parties hereto, but no modification or amendment of this Option Agreement shall become effective until such modification or amendment shall have been approved by the Board.

          IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by its President, thereunto duly authorized, and the Optionee has executed this Option Agreement, the day and year first above written.

                                       PHARMACEUTICAL FORMULATIONS, INC.


                                       By:_______________________________


          The Optionee hereby accepts and agrees to be bound by all the terms and conditions hereof.

                                          ----------------------------
                                                    Optionee

                                          ----------------------------
                                                    Date

ATTEST:

-------------------------


Date:_____________________